Income Taxes (Computation Of Income Tax (Benefit) Expense By Applying U.S. Federal Statutory Tax Rate To Income (Loss) Before Taxes) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income Taxes [Abstract]
Income tax expense at the statutory rate of 35.0%	$ 22,179	$ 21,932	$ 24,595
Provision to return and deferred tax adjustments	1,705	(1,637)	200
State tax, net of federal benefit	2,717	2,275	1,858
Permanent adjustments	173	(115)	322
Foreign subsidiary tax rate differences	(985)	1,252	120
Impact of entity restructuring		15,501
Other	338	(6)	67
Subtotal	26,127	39,202	27,162
Change in valuation allowance	2,047	2,816	(153)
Total income tax expense (benefit)	$ 28,174	$ 42,018	$ 27,009
U.S. federal statutory tax rate	35.00%	35.00%	35.00%